SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 29, 2003


                         PHARMACEUTICAL RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                  FILE NUMBER 1-10827              22-3122182
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                          10977
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)




Registrant's telephone number, including area code: (845) 425-7100

ITEM 5. OTHER EVENTS.
------  ------------

      On September 25, 2003, Pharmaceutical Resources, Inc. (the "Registrant") issued a press release announcing the pricing of the private offering of $160 million aggregate principal amount of its Senior Subordinated Convertible Notes due 2010 to "qualified institutional buyers," pursuant to Rule 144A under the Securities Act of 1933, as amended. The Registrant filed a copy of this press release in its Current Report on Form 8-K dated September 25, 2003 and the press release attached thereto is incorporated by reference in its entirety.

      In connection with such offering, on September 29, 2003, the Registrant issued a press release announcing that the initial purchasers of such notes have exercised their option to purchase an additional $40 million principal amount of such notes, raising the final aggregate principal amount of the notes to $200 million. The press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in its entirety.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------  ---------------------------------

      (c)   Exhibits

      99.1 Press Release dated September 29, 2003 - Pharmaceutical Resources Announces Exercise of $40 Million Option to Purchase Senior Subordinated Convertible Notes

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


September 29, 2003


                           PHARMACEUTICAL RESOURCES, INC.
                           ------------------------------
                                  (Registrant)



                           /s/ Dennis J. O'Connor
                           --------------------------------------------
                           Dennis J. O'Connor
                           Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.                   Description

99.1 Press Release dated September 29, 2003 - Pharmaceutical Resources Announces Exercise of $40 Million Option to Purchase Senior Subordinated Convertible Notes.